Filed Pursuant to Rule 497
File no. 333-213498

Maximum Offering of 79,483,456 Shares
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Supplement No. 5 dated April 4, 2018
to
Prospectus dated October 30, 2017
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This Supplement No. 5 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated October 30, 2017, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 34 of the Prospectus and in Supplement No. 2, dated January 5, 2018, before you decide to invest.

On April 4, 2018, the Board of Directors of Priority Income Fund, Inc. (the “Company”) appointed Kristin Van Dask as the Chief Financial Officer, Treasurer, Secretary, and Chief Compliance Officer of the Company, effective immediately, in place of Brian H. Oswald, who previously served in such positions.

Ms. Van Dask, age 38, has 17 years of experience in finance, accounting, and financial reporting, including with business development company, closed-end fund, securitization, corporate, private partnership, and other structures.

Prior to joining the accounting department of Prospect Administration LLC, Ms. Van Dask served in the Structured Finance Division of GSC Group LLC, a registered investment adviser specializing in credit-based alternative investment strategies. Ms. Van Dask was an Accounting Manager responsible for the accounting and financial reporting of private equity and hedge funds invested in a diverse series of leveraged structured credit instruments. From 2002 to 2007, Ms. Van Dask held various positions within the Assurance practice of Ernst & Young LLP, working on a variety of privately held and publicly traded clients, private equity funds, management companies, and investment advisory partnerships. She was responsible for the supervision of financial statement audits for funds with portfolios ranging up to $10 billion and a publicly traded company with manufacturing revenues of over $8 billion. In 2001, Ms. Van Dask began her public accounting career at Arthur Andersen LLP.

Ms. Van Dask holds a BS magna cum laude from Towson University and is a Certified Public Accountant in the state of New York.

There are no arrangements or understandings between Ms. Van Dask and any other persons pursuant to which Ms. Van Dask was selected as an officer of the Company.